As filed with the Securities and Exchange Commission on December 7, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05339)

Concorde Funds, Inc.
(Exact name of registrant as specified in charter)

1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, TX 75240-2650
(Address of principal executive offices) (Zip code)

Gary B. Wood
1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, TX 75240-2650
(Name and address of agent for service)

(972)-701-5400
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2009

Date of reporting period:  09/30/2009

Item 1. Reports to Stockholders.

A NO-LOAD
MUTUAL FUND

ANNUAL REPORT
Dated September 30, 2009

November 18, 2009

Dear Shareholders,

We are pleased to present the Annual report of Concorde Funds, Inc. for the fiscal year ended September 30, 2009.

Concorde Value Fund
Concorde Investment Management, the adviser for Concorde Funds, Inc., consistently follows the value investment discipline for its management of the Concorde Value Fund. The recent global financial crisis, exceptional by its magnitude and breadth of impact, created extraordinary volatility and uncertainty in the financial equity markets.  In the face of such an environment, the application of time tested investment strategy and strict adherence to disciplined methods remains the hallmark of the Fund. Value style investing, which employs companies of all capitalization sizes and strives to achieve stable returns with lower volatility, has historically generated solid performance with defensive characteristics over long periods of time.  It is only with the passage of time and with the consistent application of disciplined investment strategies, will there be a recovery from the impacts of the dramatic financial turmoil of the last years.

		Annualized	Annualized*
	Full Fiscal Year*	3 Years Ending	5 Years Ending
	Oct 2008-Sept 2009	Sept 2009	Sept 2009
Concorde Value Fund	-16.40%	-10.53%	-1.86%
S&P 500	-6.91%	-5.43%	1.02%
Russell 2000 Total Return	-9.55%	-4.57%	2.41%
Russell 3000 Value Total Return	-10.79%	-7.78%	0.96%
Lipper Multi-Cap Value	-4.70%	-7.05%	0.56%
NASDAQ National Composite	2.20%	-1.42%	2.79%

* Source – Morningstar, Inc.; US Bancorp Fund Services, LLC

For the fiscal year of the Fund, the U.S. equity markets continued the decline that began in the fall of 2007 and moved dramatically lower until hitting bottom in early March 2009.  The Fund’s equities followed this negative trend to a great degree.  Subsequent to the March low, the market trended higher through the fiscal year end in September with several modest pull backs along the way.

For the year, most industry groups contributed to the negative performance, although several had net positive performance.  Among the largest declining groups were energy, capital goods, media, diversified financials and real estate.  All three energy holdings contributed losses and we essentially swapped into Conoco Phillips from Cimarex Energy during the height of the market selloff.  Conoco Phillips and Devon Energy are both seeing a drop in earnings and cash flow for 2009 primarily as a result of lower commodity prices.  However, both have quality assets and reserves and represent value for the future.  Capital goods were particularly hard hit, as would seem logical with a dramatic slowing in the economy and industrial production, and it was the largest contributor to negative performance for the year from a sector stand point.  Major changes made during the year include the outright sale of positions in General Electric, Illinois Tool Works, Terex and Textron.  In particular, the financial divisions of General Electric and Textron were devastated by the financial crisis and had large impacts on these companies in addition to their industrial operations.  Terex and Illinois Tool Works were also affected in a major way by the industrial collapse.  However, both of these companies are market leaders in many of their product segments and have good balance sheets.  We continue to monitor these two businesses for reinvestment when the medium term outlook becomes clearer.

All three media stocks held during the year — Comcast, Disney and Live Nation — had negative returns as advertising, financing and consumer spending impacted their near term revenues.  Live Nation and Comcast had significant business model issues which caused management to decide to exit those positions and at year end the Fund only held Disney.  Both of the diversified finance holdings, Bank New York Mellon and CIT Group, contributed losses, although they have come through the crisis in completely opposite positions.  Bank New York Mellon has recognized some losses and reduction in money management assets, but their primarily fee driven business has held up relatively well.  CIT Group, which we initially invested in during the crisis when they had already recognized some problems, has not turned out well and it appears that they will reorganize with a prepackaged bankruptcy.  CIT had secured what we deemed to be adequate additional financing at the time of our investment, but continuing loan losses and the inability to continue to acquire additional cheaper financing at their newly formed bank doomed the equity holders in the existing structure.  The risk we took appeared to have meaningful upside at the time of investment but clearly did not evolve as we anticipated.

Sectors which contributed gains for the year included materials, consumer durables, food, beverage and tobacco, healthcare equipment, insurance and technology hardware.  Potash Corporation of Saskatchewan, the sole materials holding, was a new purchase during the market swoon late in 2008 and posted a double digit positive gain by September.  Hanesbrands, Inc., another relatively new holding, had only a slight gain for the year after falling significantly through early 2009.  Hanesbrands’ business has held up very well during the recession and we have a positive outlook for the business and the stock over the next several years.

General Mills, another new holding purchased during the depths of the selloff, produced a total return of close to thirty percent by year end, including a significant dividend.  This company has a great depth of products which should continue to sell well in an environment where consumers are emphasizing value oriented healthy foods.  Quest Diagnostics generated a modest single digit positive return as their results have shown to be defensive in a weak economy with a strong outlook for future growth even with the uncertain healthcare environment.

Among the two holdings in insurance, Delphi Financial had a modest double digit loss as some aggressive holdings in the investment portfolio of the insurance holding company hurt net income.  The operating results from the subsidiary insurance companies of Delphi, a very long term holding for the Fund, have held up quite well in spite of the economic weakness.  Travelers Companies, one of the premier property and casualty companies in the country, was purchased during market weakness at very attractive levels.  This investment has generated a significant double digit total return at Fund year end and we believe more upside is possible.  Travelers has benefited from maintaining a very conservative balance sheet during the financial turmoil the credit markets have endured and continues to report solid results in its operating business.

Three of the four technology hardware investments in the Fund produced gains as this group held up relatively well when the markets dropped, yet rallied nicely in the last half of the year.  Agilent Technologies had a modest single digit loss as their instrument business was hurt by the recession even as their life science products held up rather well.  Dell Inc. and Diebold contributed very small positive total returns despite businesses that slowed significantly.  We believe that both represent excellent value with good upside for the future.  EMC Corp. was the standout performer for this group, generating a total return in excess of twenty-five percent for the year.  The core storage product and software business is doing relatively well and the market has recognized that.

Among other industry groups with lower allocations, Waste Management, Lowes Companies and Johnson & Johnson all generated unrealized losses close to the broad market percentages.  Waste Management and Johnson & Johnson, although in somewhat defensive businesses, saw activity slow to a modest degree over the last few quarters.  Both have strong leadership positions in their industries and their balance sheets and strong management should lead to recoveries in their businesses and stock valuations.  Lowes Companies, which the Fund bought after the domestic housing market had rolled over several years ago, is still unable to generate any same store sales growth but is quite profitable and is in a dominant position to participate when the economic activity picks up to even a modest pace.

Lastly, the three software and service stocks in the portfolio collectively contributed positively for the fiscal year, as Oracle had a low single digit negative return and Fiserv and Microsoft both had positive single digit contributions.  The business results for these two industry leaders has proven to be very resilient to the drop in the economy and look to have very favorable prospects for the long term with both their existing core franchise products and new offerings which are continually being introduced.

In summary, the current environment has introduced new dimensions to the typical profiles of risk and uncertainty always found in equity investing.  Appropriate valuations are inherently hard to determine since the economic context of the near term, and hence the environment in which companies must generate growth and profits, is not yet clear.  That said, many very high quality companies are being incorrectly priced in the current markets.  Some are overpriced due to excess optimism of the likely economic recovery and some are clearly undervalued, the targets for value style investing, due to a misunderstanding of their long term prospects, market position and earning power. The key guidelines of the Fund in the current markets, in addition to the underlying philosophies of value style investing strategy, are (1) to make a long term assessment of any company’s growth and resilience characteristics before investing, to avoid inappropriate short term actions and recognizing that the near term may continue to be volatile and (2) to maintain the patience to practice a more conservative entry in to any specific investment. Value style investing is conservative by its very nature and today’s circumstances would seem to suggest that an extra measure of that prudence is called for.

Thank you for your continued support. We will continue to strive for the highest professional standards of performance and stewardship in the management of the Value Fund.

Best regards,

Gary B. Wood, Ph.D.
President

Concorde Value Fund
Performance Comparison
9/30/2009 Value of $10,000 Invested on 9/30/1999

AVERAGE ANNUAL TOTAL RETURN
1 Year	(16.40%)
3 Years	(10.53%)
5 Years	(1.86%)
10 Years	1.24%

NOTE:
The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market.  This index attempts to accurately capture the performance of the universe of small capitalization common stocks.  The Fund is discontinuing the use of this index and replacing it with the Russell 3000 Value Index.  The Fund believes that the Russell 3000 Value Index provides a better comparative benchmark than the Russell 2000 Index.  The Russell 3000 Value Index measures the performance of the Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.  The S&P 500 consists of 500 selected stocks, most of which are listed on the New York Stock Exchange.  It is a widely recognized unmanaged index of stock prices.  Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Portfolio Holdings by Sector at September 30, 2009

The portfolio’s holdings and allocations are subject to change.  The percentages are of net assets as of September 30, 2009.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
September 30, 2009

	Shares or
	Principal	Fair	Percent of
	Amount	Value	Net Assets
COMMON STOCKS - 76.91%
CAPITAL GOODS
CAE, Inc. (b)	50,700	$428,922	3.43%
Deere & Co.	4,300	184,556	1.48
		613,478	4.91
COMMERCIAL SERVICES & SUPPLIES
Waste Management, Inc.	12,000	357,840	2.87

CONSUMER DURABLES & APPAREL
Hanesbrands, Inc. (a)	16,000	342,400	2.74

DIVERSIFIED FINANCIALS
Bank of New York Mellon Corp.	11,500	333,385	2.67
CIT Group, Inc. (a)	66,500	80,465	0.64
		413,850	3.31
ENERGY
ConocoPhillips	12,000	541,920	4.34
Devon Energy Corp.	6,000	403,980	3.24
		945,900	7.58
FOOD BEVERAGE & TOBACCO
General Mills, Inc.	8,000	515,040	4.13

HEALTH CARE EQUIPMENT & SERVICES
Quest Diagnostics	9,000	469,710	3.76

HOTELS RESTAURANTS & LEISURE
Scientific Games Corp. (a)	21,000	332,430	2.66

INSURANCE
Delphi Financial Group	13,500	305,505	2.45
Travelers Companies, Inc.	13,000	639,990	5.12
		945,495	7.57
MATERIALS
Potash Corp. of Saskatchewan (b)	3,500	316,190	2.53

MEDIA
The Walt Disney Co.	11,500	315,790	2.53

PHARMACEUTICALS & BIOTECHNOLOGY
Johnson & Johnson	8,000	487,120	3.90

RETAILING
Lowe’s Cos., Inc.	14,000	293,160	2.35

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)
September 30, 2009

	Shares or
	Principal	Fair	Percent of
	Amount	Value	Net Assets
COMMON STOCKS - 76.91% (continued)
SOFTWARE & SERVICES
Fiserv, Inc. (a)	11,000	$530,200	4.24%
Microsoft Corp.	20,000	517,800	4.15
Oracle Corp.	17,000	354,280	2.84
		1,402,280	11.23
TECHNOLOGY HARDWARE & EQUIPMENT
Agilent Technologies, Inc. (a)	12,500	347,875	2.78
Dell, Inc. (a)	19,000	289,940	2.32
Diebold, Inc.	10,000	329,300	2.64
EMC Corp. (a)	20,000	340,800	2.73
		1,307,915	10.47
TRANSPORTATION
United Parcel Service, Inc.	5,500	310,585	2.49

UTILITIES
Iberdrola SA - ADR (b)	6,000	234,840	1.88
TOTAL COMMON STOCKS (Cost $8,535,554)		9,604,023	76.91

U.S. TREASURY NOTE - 12.20%
U.S. Treasury Note, 2.00%, Due 09/30/2010	$1,500,000	1,523,262	12.20
TOTAL U.S. TREASURY NOTE (Cost $1,521,926)		1,523,262	12.20

SHORT TERM INVESTMENTS - 12.01%
INVESTMENT COMPANIES
AIM STIT-STIC Prime Portfolio, 0.20%	503,000	503,000	4.03
Fidelity Institutional Prime Money Market Portfolio, 0.37%	503,000	503,000	4.03
First American Prime Obligations Fund, 0.19%	493,340	493,340	3.95
TOTAL SHORT TERM INVESTMENTS (Cost $1,499,340)		1,499,340	12.01
Total Investments (Cost $11,556,820) - 101.12%		12,626,625	101.12
Liabilities in Excess of Other Assets - (1.12)%		(139,951)	(1.12)
TOTAL NET ASSETS - 100.00%		$12,486,674	100.00%

Notes:
ADR American Depository Receipt
(a)	Presently non-income producing.
(b)	Foreign issued security listed directly on a U.S. securities exchange.

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2009

ASSETS
Investments in securities, at fair value (cost $11,556,820)	$12,626,625
Receivables
Dividends	3,192
Interest	297
Other assets	5,666
TOTAL ASSETS	12,635,780
LIABILITIES
Payable for investment securities purchased	105,448
Investment advisory fee payable	9,233
Accrued expenses	34,425
TOTAL LIABILITIES	149,106
NET ASSETS	$12,486,674
Composition of Net Assets:
Net capital paid in on shares of capital stock	$13,573,047
Accumulated net investment loss	(16)
Accumulated net realized loss	(2,156,162)
Net unrealized appreciation	1,069,805
NET ASSETS	$12,486,674
Capital shares outstanding	1,251,247

Net asset value, offering price and redemption price per share	$9.98

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF OPERATIONS
Year Ended September 30, 2009

Investment income
Dividends (net of foreign taxes withheld of $1,867)	$178,336
Interest	13,800
Total investment income	192,136
Expenses
Investment advisory fees (Note 4)	98,554
Administration fees	32,633
Fund accounting fees	24,554
Professional fees	20,572
Transfer agent fees	16,525
Printing, postage and delivery	12,103
Other expenses	4,394
Custodian fees	4,152
Federal and state registration fees	2,823
Directors fees	2,500
Total expenses	218,810
NET INVESTMENT LOSS	(26,674)
REALIZED LOSS AND UNREALIZED
DEPRECIATION FROM INVESTMENTS
Net realized loss on investments in securities	(2,160,993)
Net decrease in unrealized appreciation on investments in securities	(71,487)
NET LOSS FROM INVESTMENTS	(2,232,480)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,259,154)

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sept. 30, 2009	Sept. 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(26,674)	$5,351
Net realized gain (loss) on investments	(2,160,993)	713,145
Net change in unrealized appreciation of investments	(71,487)	(4,947,877)
Net decrease in net assets resulting from operations	(2,259,154)	(4,229,381)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gains on investments	(689,438)	(1,790,056)
CAPITAL SHARE TRANSACTIONS — NET (Note 2)	1,319,998	1,162,969
Total decrease in net assets	(1,628,594)	(4,856,468)
NET ASSETS
Beginning of year	14,115,268	18,971,736
End of year (including accumulated net investment
income (loss) of ($16) and $0, respectively)	$12,486,674	$14,115,268

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
FINANCIAL HIGHLIGHTS

	Year ended September 30,
	2009	2008	2007	2006	2005
PER SHARE DATA(1):
Net asset value, beginning of year	$12.74	$18.39	$17.94	$17.06	$15.66
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.01	0.04	0.09	(0.11)
Net realized and unrealized
gain (loss) on investments	(2.14)	(3.88)	1.93	1.71	2.34
Total income (loss) from
investment operations	(2.16)	(3.87)	1.97	1.80	2.23
Less distributions:
Distributions from net
investment income	—	—	(0.15)	—	—
Distributions from net realized gains	(0.60)	(1.78)	(1.37)	(0.92)	(0.83)
Total distributions	(0.60)	(1.78)	(1.52)	(0.92)	(0.83)
Net asset value, end of year	$9.98	$12.74	$18.39	$17.94	$17.06
TOTAL RETURN	(16.40)%	(22.98)%	11.24%	11.00%	14.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$12,487	$14,115	$18,972	$17,886	$16,622
Ratio of expenses to average net assets	2.00%	1.62%	1.60%	1.61%	2.12%
Ratio of net investment income (loss)
to average net assets	(0.24%)	0.03%	0.20%	0.54%	(0.69%)
Portfolio turnover rate	51%	34%	29%	31%	22%

(1)	Per share information has been calculated using the average number of shares outstanding.

The accompanying notes are an integral part of these financial highlights.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Summary of Significant Accounting Policies

NATURE OF BUSINESS
Concorde Value Fund (Fund) is a separate series of shares of common stock of Concorde Funds, Inc. (Company). The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund’s Registration Statement under the Securities Act of 1933 was December 4, 1987. The primary investment objective of the Fund is to produce long-term growth of capital. The Company may designate one or more series of common stock. The Company presently has no series other than the Fund. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series.

SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

VALUATION OF SECURITIES
Securities are valued at the close of each business day. Bonds and notes are valued at the last quoted bid price obtained from independent pricing services.  Securities traded on national securities exchanges or on the national market systems are valued at the last quoted sales price on the day of valuation, except for call options written for which the last quoted bid price is used. Short-term demand notes and certificates of deposit are stated at amortized cost, which approximates fair value.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 1 – Nature of Business and Summary of Significant Accounting Policies (continued)

SECURITY TRANSACTIONS AND RELATED INCOME
Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized, over the life of the respective securities.

OPTION WRITING
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. The Fund treats premiums received from writing options that expire unexercised on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed investment income and capital gains. Therefore, no federal income or excise tax provision is required.

Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes.  The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  For the year ended September 30, 2009, the Fund decreased accumulated net investment loss by $26,658, decreased undistributed net realized loss by $4,849 and decreased net capital paid in on shares of capital stock by $31,507. These reclassifications have no effect on net assets, results of operations or net asset value per share.  The permanent differences primarily relate to re-classes of distributions. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 1 – Nature of Business and Summary of Significant Accounting Policies (continued)

DIVIDENDS AND DISTRIBUTIONS
Distributions to shareholders, which are determined in accordance of income tax regulations, are recorded on the ex-date. The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute substantially all of its net realized long-term capital gains and its net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net assets values per share.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES
The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  As of September 30, 2009, open Federal tax years include the tax year ended September 30, 2006 through 2008.

EVENTS SUBSEQUENT TO THE FISCAL PERIOD END
The Fund has adopted financial reporting rules regarding subsequent events, which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  In addition, an entity is required to disclose the date through which subsequent events have been evaluated.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to September 30, 2009, through November 18, 2009, the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Note 2 – Capital Share Transactions
As of September 30, 2009, there were 30,000,000 shares of $1 par value capital stock authorized of which 9,841,293 shares are classified as the Fund’s series and the remaining balance is unallocated for future use.  As of September 30, 2009, net capital paid-in aggregated $13,573,047.

Transactions in shares of capital stock for the year ended September 30, 2009 and September 30, 2008 were as follows:

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 – Capital Share Transactions (continued)

	Year Ended		Year Ended
	September 30, 2009		September 30, 2008
	Shares	Amount	Shares	Amount
Shares sold	136,615	$1,258,629	28,938	$420,676
Shares issued in reinvestment of dividends	76,946	689,437	112,300	1,790,056
	213,561	1,948,066	141,238	2,210,732
Shares redeemed	(70,415)	(628,068)	(64,870)	(1,047,763)
Net increase	143,146	$1,319,998	76,368	$1,162,969

Note 3 – Investment Transactions
The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term investments and U.S. Government securities, were $3,878,821 and $4,754,269, respectively.  The cost of purchases and proceeds from sales of long-term U.S. Government securities were $1,929,698 and $405,750, respectively. The cost of purchases and proceeds from sales of short-term securities aggregated $6,480,957 and $6,380,097, respectively, for the year ended September 30, 2009.

Note 4 – Investment Advisory Fees and Other Transactions with Affiliates
The Fund has an Investment Advisory Agreement (Advisory Agreement) with Concorde Financial Corporation dba Concorde Investment Management (Concorde) to act as the Fund’s investment advisor. Concorde provides the Fund with investment advice and recommendations consistent with the Fund’s investment objectives, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund. For such services, Concorde receives an annual fee of 0.90% of the Fund’s average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $98,554 for the year ended September 30, 2009, of which $9,233 was payable at September 30, 2009.

Certain directors and officers of the Company are also directors, officers and/or employees of Concorde.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Federal Tax Information
At September 30, 2009, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of Investments	$11,556,820
Gross tax unrealized appreciation	$2,103,821
Gross tax unrealized depreciation	(1,034,016)
Net tax unrealized appreciation	$1,069,805
Undistributed ordinary income	$—
Undistributed long-term capital gain	—
Total distributable earnings	$—
Other accumulated gains (losses)	$(2,156,178)
Total accumulated earnings (losses)	$(1,086,373)

There were no differences between the financial reporting basis and the income tax basis in the cost or the net unrealized appreciation of the Fund’s investments as of September 30, 2009. The capital loss carryforward at September 30, 2009, which may be carried over to offset future capital gains and expires on September 30, 2017 was $381,456. Additionally, the Fund had a post-October capital loss of $1,774,722. The loss is treated as occurring on October 1, 2009 for tax purposes.

On December 9, 2008, a distribution of $0.60 per share was declared. The dividend was paid on December 9, 2008, to shareholders of record on December 8, 2008.

The tax character of distributions paid during the year ended September 30, 2009 and September 30, 2008 was as follows:

	September 30, 2009	September 30, 2008
Ordinary income – short-term capital gain	$72,123	$—
Long-term capital gain	617,297	1,790,056
Return of capital	18	—
	$689,438	$1,790,056

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 6 – Summary of Fair Value Exposure
The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 6 – Summary of Fair Value Exposure (continued)
The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2009:

Equity	Level 1	Level 2	Level 3	Total
Capital Goods	$613,478	$—	$—	$613,478
Commercial Services & Supplies	357,840	—	—	357,840
Consumer Durables & Apparel	342,400	—	—	342,400
Diversified Financials	413,850	—	—	413,850
Energy	945,900	—	—	945,900
Food Beverage & Tobacco	515,040	—	—	515,040
Health Care Equipment & Services	469,710	—	—	469,710
Hotels Restaurants & Leisure	332,430	—	—	332,430
Insurance	945,495	—	—	945,495
Materials	316,190	—	—	316,190
Media	315,790	—	—	315,790
Pharmaceuticals & Biotechnology	487,120	—	—	487,120
Retailing	293,160	—	—	293,160
Software & Services	1,402,280	—	—	1,402,280
Technology Hardware & Equipment	1,307,915	—	—	1,307,915
Transportation	310,585	—	—	310,585
Utilities	234,840	—	—	234,840
Total Equity	9,604,023	—	—	9,604,023
Fixed Income
U.S. Treasury Note	—	1,523,262	—	1,523,262
Total Fixed Income	—	1,523,262	—	1,523,262
Short-Term Investments	1,499,340	—	—	1,499,340
Total Investments in Securities	11,103,363	1,523,262	—	12,626,625
Other Financial Instruments*	$—	$—	$—	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options.   Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Directors of
Concorde Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Concorde Value Fund portfolio of Concorde Funds, Inc., including the schedule of investments in securities, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Concorde Value Fund portfolio of Concorde Funds, Inc. as of September 30, 2009, the results of its operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRAD A. KINDER, CPA

Flower Mound, Texas
November 18, 2009

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES
For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities, please call (972) 701-5400 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.

PROXY VOTING RECORDS
Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2009 is available without charge, upon request, by calling (972) 701-5400.  Furthermore, you can obtain the Fund’s proxy voting records on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal quarter on Form N-Q.  The Fund’s Form N-Q is available (i) without charge, upon request, by calling (972) 701-5400, (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov, or (iii) at the Securities and Exchange Commission’s public reference room.

FEDERAL TAX DISTRIBUTION INFORMATION
The Fund has designated 100% of the dividends declared from net investment income during the year ended September 30, 2009, as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended September 30, 2009, 100% of the ordinary distributions paid by the Fund qualify for the dividend received deduction available to corporate shareholders.

FUND EXPENSES (Unaudited)

As a shareholder of the FUND, you incur two types of costs: (1) transaction costs and exchange fees; and (2) ongoing costs, including management fees and other FUND expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the FUND and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended September 30, 2009.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the FUND’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the FUND’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the FUND and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees.  While the FUND does not currently assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense tables.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account	Ending Account	Expenses Paid During Period* —
	Value – 4/1/09	Value – 9/30/09	Six Months Ended 9/30/09
Actual	$1,000.00	$1,274.60	$10.96
Hypothetical (5% return before expenses)	$1,000.00	$1,015.43	$ 9.71

*
Expenses are equal to the FUND’s annualized expense ratio of 1.922%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period ended September 30, 2009).

DIRECTORS AND OFFICERS (Unaudited)

	Position(s)	Term of Office		Other
	Held with	and Length	Principal Occupation(s)	Directorships
Name, Address and Age	the Fund	of Time Served	During Past 5 Years	Held by Director

“Disinterested Persons”

William Marcy	Director	Indefinite, until	Executive Director of the Murdough	None
Age: 67		successor elected	Center for Engineering Professionalism
Address: 4607 27th Street			and the National Institute for
Lubbock, Texas 79410		Since 2006	Engineering Ethics, Texas Tech
University. He is a former Provost
and Senior Vice President for
Academic Affairs, Texas Tech
University.

John H. Wilson	Chairman	Indefinite, until	President of U.S. Equity Corporation,	Capital Southwest
Age: 67	and Director	successor elected	a venture capital firm since 1983.	Corporation, Encore
Address:				Wire Corporation,
1000 Three Lincoln Centre		Since 1992		Palm Harbor
5430 LBJ Freeway LB3				Homes, Inc.
Dallas, Texas 75240

“Interested Persons”

Gary B. Wood, Ph.D.*	President,	Indefinite, until	President, Secretary, Treasurer and	OmniMed Corporation
Age: 60	Chief	successor elected	a Director of the Advisor and	eOriginal, Inc.,
Address:	Compliance	(as Director)	Concorde Capital Corporation, a	COMM Group, Inc.
1000 Three Lincoln Centre	Officer,		former investment advisory firm
5430 LBJ Freeway LB3	Treasurer and	One-year term	affiliated with the Advisor. He is
Dallas, Texas 75240	Director	(as officer)	also Chairman of the Board and
Interim CEO of International
		Since 1987	Hospital Corporation and its
subsidiaries, which owns, develops
and manages private healthcare
facilities in Mexico, Central America
and Brazil.

John A. Stetter	Secretary	One-year term	Vice President and Portfolio
Age: 54			Manager for the Advisor.
Address:		Since 1998
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240

*	Dr. Wood is a director who is an “interested person” of FUND as that term is defined in the Investment Company Act of 1940.

CONCORDE FUNDS, INC.
PRIVACY POLICY

We collect the following nonpublic personal information about you:

•
Information we receive from you or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products and services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISOR
Concorde Investment Management
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240

OFFICERS
Gary B. Wood, Ph.D.
President and Treasurer
John A. Stetter
Secretary

DIRECTORS
William Marcy
John H. Wilson
Gary B. Wood, Ph.D.

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
Mutual Fund Services, 3rd Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Brad A. Kinder, CPA
815 Parker Square
Flower Mound, Texas 75028

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TELEPHONE
(972) 701-5400
(Fund information)
(800) 294-1699
(Shareholder account information)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-294-1699.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2009	FYE 09/30/2008
Audit Fees	$17,000	$17,000
Audit-Related Fees	None	None
Tax Fees	$1,000	$1,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2009	FYE 09/30/2008
Registrant	None	None
Registrant’s Investment Adviser	$1,000	$1,000

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

 Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed November 18, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Concorde Funds, Inc.

By (Signature and Title)*        /s/Gary B. Wood
Gary B. Wood, President

Date     December 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Gary B. Wood
Gary B. Wood, Principal Executive Officer

Date     December 2, 2009

By (Signature and Title)*        /s/Gary B. Wood
Gary B. Wood, Principal Financial Officer

Date     December 2, 2009

* Print the name and title of each signing officer under his or her signature.